                                                                  EXHIBIT (1)(d)



                                        SPACE ABOVE THIS LINE FOR RECORDER'S USE
--------------------------------------------------------------------------------


                             STATE OF CALIFORNIA

                                  BILL JONES                [OFFICE OF THE
                                                             SECRETARY OF STATE]
                              SECRETARY OF STATE
                                  SACRAMENTO


        I, BILL JONES, Secretary of State of California, hereby certify:

     That the annexed transcript of 5 page(s) was prepared by and in this office from the record on file, of which it purports to be a copy, and that it is full, true and correct.


                                       IN WITNESS WHEREOF, I execute
                                          this certificate and affix the Great
                                          Seal of the State of California


[THE GREAT SEAL OF THE STATE OF
 CALIFORNIA]
                                                     April 16, 1998
                                          ------------------------------------

                                          /s/ Bill Jones

                                          Secretary of State


--------------------------------------------------------------------------------

                             State of California

                              Secretary of State

               AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP


      IMPORTANT -- Read instructions on back before completing this form
This Certificate is presented for filing pursuant to Section 15622, California Corporations Code.


------------------------------------------------------------------------------------------------------------------------------------
1. SECRETARY OF STATE FILE NO.                      2. NAME OF LIMITED PARTNERSHIP
   (ORIGINAL CERTIFICATE-FORM LP-1)
          9502500015                                   Van Kampen American Capital Exchange Fund, a California Limited Partnership
------------------------------------------------------------------------------------------------------------------------------------
3. THIS CERTIFICATE OF LIMITED PARTNERSHIP IS AMENDED AS FOLLOWS: COMPLETE APPROPRIATE SUB-SECTION(S) CONTINUE ON SECOND PAGE, IF
   NECESSARY).
   A. THE LIMITED PARTNERSHIP NAME IS CHANGED TO:

------------------------------------------------------------------------------------------------------------------------------------
   B. PRINCIPAL EXECUTIVE OFFICE ADDRESS CHANGE:                              E. GENERAL PARTNERS NAME CHANGE:

      ADDRESS:                                                                   OLD NAME:

      CITY:          STATE:           ZIP CODE:                                  NEW NAME:
------------------------------------------------------------------------------------------------------------------------------------
   C. CALIFORNIA OFFICE ADDRESS CHANGE:                                       F. GENERAL PARTNER(S) WITHDRAWN:

      ADDRESS:                                                                   NAME:
                                                                                               See Attached Page
      CITY:          STATE: CA        ZIP CODE:                                  NAME:
------------------------------------------------------------------------------------------------------------------------------------
   D. GENERAL PARTNER ADDRESS CHANGE:                                         G. GENERAL PARTNER ADDED:

      NAME:                                                                      NAME:
                                                                                               See Attached Page
      ADDRESS:                                                                   ADDRESS:

      CITY:          STATE:           ZIP CODE:                                  CITY:            STATE:       ZIP CODE:
------------------------------------------------------------------------------------------------------------------------------------
   H. PERSON(S) WINDING UP AFFAIRS OF LIMITED PARTNERSHIP:                    I. INFORMATION CONCERNING THE AGENT FOR SERVICE OF
                                                                                 PROCESS HAS BEEN CHANGED TO:

      NAME:                                                                      NAME:

      ADDRESS:                                                                   ADDRESS:

      CITY:          STATE:           ZIP CODE:                                  CITY:            STATE:       ZIP CODE:
------------------------------------------------------------------------------------------------------------------------------------
   J. THE NUMBER OF GENERAL PARTNERS REQUIRED TO ACKNOWLEDGE AND              K. OTHER MATTERS TO BE INCLUDED IN THE CERTIFICATE OF
      FILE CERTIFICATES OF AMENDMENT, RESTATEMENT, DISSOLUTION,                  LIMITED PARTNERSHIP ARE AMENDED AS INDICATED ON
      CONTINUATION, CANCELLATION AND MERGER IS CHANGED TO:                       THE ATTACHED PAGE(S).

                                                        [   ]                    NUMBER OF PAGES ATTACHED:   [ 4 ]
                                 (PLEASE INDICATE NUMBER ONLY)
------------------------------------------------------------------------------------------------------------------------------------
4. IT IS HEREBY DECLARED THAT I AM (WE ARE) THE PERSON(S) WHO EXECUTED THIS AMENDMENT TO THE
   INDENTIFIED CERTIFICATE OF LIMITED PARTNERSHIP, WHICH EXECUTION IS MY (OUR) ACT AND DEED.
   (SEE INSTRUCTIONS)
                                                                                              ======================================
/s/ Don G. Powell                               /s/ Dennis J. McDonnell                       |   THIS SPACE FOR FILING OFFICER USE
---------------------------------------------   --------------------------------------------  |              9502500015
SIGNATURE Don G. Powell                         SIGNATURE Dennis J. McDonnell                 |
                                                                                              |
Managing General Partner              3-31-98   Managing General Partner             3-31-98  |
---------------------------------------------   --------------------------------------------  |
POSITION OR TITLE                      DATE     POSITION OR TITLE                     DATE    |
                                                                                              |
/s/ Steven Muller                               /s/ Howard J Kerr                             |               FILED
---------------------------------------------   --------------------------------------------  |  In the office of the Secretary of
SIGNATURE Dr. Steven Muller                     SIGNATURE Howard J Kerr                       |   State of the State of California
                                                                                              |
Managing General Partner              3-31-98   Managing General Partner             3-31-98  |
---------------------------------------------   --------------------------------------------  |             APR 06 1998
POSITION OR TITLE                      DATE     POSITION OR TITLE                     DATE    |
                                                                                              |
============================================================================================  |
5. RETURN ACKNOWLEDGEMENT TO:                                                                 |            /s/ Bill Jones
                                                                                              |
NAME                  Van Kampen American Capital                                             |
ADDRESS               Shannon Brown                                                           |
CITY                  One Parkview Plaza, 9th Floor                                           |     BILL JONES, Secretary of State
STATE                 Oakbrook Terrace, IL 60181                                              |
ZIP CODE                                                                                      |
                                                                                              |
============================================================================================  |
SEC/STATE REV. 1/96                                        FORM LP-2 - FILING FEE: $30.00     |
                                                           Approved by Secretary of State     |
====================================================================================================================================

                         AMENDMENT TO CERTIFICATE OF
                           LIMITED PARTNERSHIP OF
                 VAN KAMPEN AMERICAN CAPITAL EXCHANGE FUND,
                      A CALIFORNIA LIMITED PARTNERSHIP


ITEM 3F. GENERAL PARTNERS WITHDRAWN:

NAME:     Donald M. Carlton

NAME:     Stephen Randolph Gross

NAME:     Alan B. Shepard

NAME:     F. Robert Paulsen


ITEM 3G. GENERAL PARTNERS ADDED:

NAME:     David C. Arch
ADDRESS:  Blistex Inc.
          1800 Swift Drive
CITY:     Oak Brook                    STATE:  IL          ZIP CODE:  60523


NAME:     Wayne W. Whalen
ADDRESS:  Skadden, Arps, Slate, Meagher & Flom (Illinois)
          333 W. Wacker Dr.
CITY:     Chicago                      STATE:  IL          ZIP CODE:  60606


Name:     Hugo Sonnenschein
Address:  University of Chicago
          5801 S. Ellis Ave., Suite 502
CITY:     Chicago                      STATE:  IL          ZIP CODE:  60637


Name:     Theodore A. Myers
Address:  550 Washington Ave.
CITY:     Glencoe                      STATE:  IL          ZIP CODE:  60022


Name:     Dr. Steven Muller
Address:  The Johns Hopkins University
          1619 Massachusetts Ave., N.W., Suite 711
CITY:     Washington                   STATE:  D.C.        ZIP CODE:  20036

                         AMENDMENT TO CERTIFICATE OF
                           LIMITED PARTNERSHIP OF
                 VAN KAMPEN AMERICAN CAPITAL EXCHANGE FUND,
                      A CALIFORNIA LIMITED PARTNERSHIP


ITEM 3G. GENERAL PARTNERS ADDED (CONT.):


NAME:     Dennis J. McDonnell
ADDRESS:  Van Kampen American Capital
          One Parkview Plaza
CITY:     Oakbrook Terrace             STATE:  IL          ZIP CODE:  60181



NAME:     Howard J Kerr
ADDRESS:  Pocklington Corporation, Inc.
          736 N. Western Ave., Box 317
CITY:     Lake Forest                  STATE:  IL          ZIP CODE:  60045



NAME:     Rod Dammeyer
ADDRESS:  Anixer International, Inc.
          Two N. Riverside Plaza, Suite 600
CITY:     Chicago                      STATE:  IL          ZIP CODE:  60606

                         AMENDMENT TO CERTIFICATE OF
                           LIMITED PARTNERSHIP OF
                 VAN KAMPEN AMERICAN CAPITAL EXCHANGE FUND,
                      A CALIFORNIA LIMITED PARTNERSHIP

ITEM 4 (CONTINUED):




/s/ David C. Arch
--------------------------------------------------
SIGNATURE          David C. Arch


Managing General Partner        3-31-98
--------------------------------------------------
POSITION OR TITLE                 DATE


/s/ Wayne W. Whalen
--------------------------------------------------
SIGNATURE          Wayne W. Whalen


Managing General Partner        3-31-98
--------------------------------------------------
POSITION OR TITLE                 DATE


/s/ Theodore A. Myers
--------------------------------------------------
SIGNATURE          Theodore A. Myers


Managing General Partner        3-31-98
--------------------------------------------------
POSITION OR TITLE                 DATE


/s/ Rod Dammeyer
--------------------------------------------------
SIGNATURE Rod Dammeyer


Managing General Partner        3-31-98
--------------------------------------------------
POSITION OR TITLE                 DATE

                         AMENDMENT TO CERTIFICATE OF
                           LIMITED PARTNERSHIP OF
                 VAN KAMPEN AMERICAN CAPITAL EXCHANGE FUND,
                      A CALIFORNIA LIMITED PARTNERSHIP

ITEM 4 (CONTINUED):




/s/ Hugo Sonnenschein
--------------------------------------------------
SIGNATURE Hugo Sonnenschein


Managing General Partner        3-29-98
--------------------------------------------------
POSITION OR TITLE                 DATE